UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 11, 2025

Bolt Projects Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40223	86-1256660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2261 Market Street, Suite 5447 San Francisco, CA	94114
(Address of principal executive offices)	(Zip Code)
(415) 325-5912
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BSLK	The Nasdaq Stock Market LLC
Warrants, each 20 whole warrants exercisable for one share of Common stock at an exercise price of $230.00	BSLKW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2025, the Board of Directors (the “Board”) of Bolt Projects Holdings, Inc. (the “Company”) appointed Lorne Lucree and Gail Zauder to the Board to serve as Class II and Class III directors, respectively, effective as of that date. Mr. Lucree will serve for a term expiring at the Company’s annual meeting of stockholders to be held in 2026, and Ms. Zauder will serve for a term expiring at the Company’s annual meeting of stockholders to be held in 2027, in each case, until their respective successor is duly elected and qualified or until their earlier death, resignation, disqualification or removal.
In connection with Mr. Lucree’s and Ms. Zauder’s appointment to the Board, each became eligible to participate in, and receive cash and equity compensation pursuant to the terms and conditions of, the Company’s Non-Employee Director Compensation Program filed as Exhibit 10.15 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Form 10-K”). The material terms of the Company’s Non-Employee Director Compensation Program are described in the Form 10-K under Part III, Item 11. “Executive Compensation — Narrative to Summary Compensation Table — Executive Compensation Arrangements — Director Compensation Program” and are incorporated by reference herein.
Each of Mr. Lucree and Ms. Zauder is expected to enter into the Company’s standard form indemnification agreement in the form filed as Exhibit 10.28 to the Company’s Registration Statement on Form S-4/A (File No. 333-276849) filed with the Securities and Exchange Commission on July 10, 2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT PROJECTS HOLDINGS, INC.

Date: July 14, 2025	By:	/s/ Daniel Widmaier
	Name:	Daniel Widmaier
	Title:	Chief Executive Officer
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